SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Aggressive Growth Equities Fund” at page 11, R. Brendt Stallings is added as a portfolio manager.

Under the section titled “TCW Galileo Select Equities Fund” at page 20, Glen E. Bickerstaff is deleted as a Fund portfolio manager.

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 26, Husam H. Nazer is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 38, Glen E. Bickerstaff is deleted and the following individuals are added:

Husam H. Nazer	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West

R. Brendt Stallings	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West

December 31, 2004

GALkp 12/2004